                        MORTGAGE LOAN PURCHASE AGREEMENT

         This Mortgage Loan Purchase Agreement (this "Agreement"), is dated and effective as of July 6, 2001, between German American Capital Corporation as seller (the "Seller") and GMAC Commercial Mortgage Securities, Inc. as purchaser (the "Purchaser").

         Subject to the terms and conditions hereof, the Seller desires to sell, assign, transfer and otherwise convey to the Purchaser, and the Purchaser desires to purchase, the multifamily and commercial mortgage loans (the "Mortgage Loans") identified on the schedule annexed hereto as Exhibit A (the "Mortgage Loan Schedule").

         It is expected that the Mortgage Loans will be transferred, together with other multifamily and commercial mortgage loans, to a trust fund (the "Trust Fund") to be formed by the Purchaser, beneficial ownership of which will be evidenced by a series of mortgage pass-through certificates (the "Certificates"). Certain classes of the Certificates will be rated by Fitch, Inc. and Standard & Poor's Ratings Services, a Division of the McGraw-Hill Companies, Inc. (together, the "Rating Agencies"). Certain classes of the Certificates (the "Registered Certificates") will be registered under the Securities Act of 1933, as amended (the "Securities Act"). The Trust Fund will be created and the Certificates will be issued pursuant to a pooling and servicing agreement to be dated as of July 1, 2001 (the "Pooling and Servicing Agreement"), among the Purchaser as depositor, GMAC Commercial Mortgage Corporation as master servicer (in such capacity, the "Master Servicer") and special servicer, LaSalle Bank National Association, as trustee (in such capacity, the "Trustee") and ABN AMRO Bank N.V., as fiscal agent. Capitalized terms not otherwise defined herein have the meanings assigned to them in the Pooling and Servicing Agreement as in effect on the Closing Date.

         The Purchaser intends to sell the Class A-1, Class A-2, Class B, Class C, Class D and Class E Certificates to Goldman, Sachs & Co. and Deutsche Banc Alex. Brown Inc. (together, the "Underwriters"), pursuant to an underwriting agreement dated the date hereof (the "Underwriting Agreement"). The Purchaser intends to sell the Class X-1, Class X-2, Class F, Class G and Class H Certificates to Goldman, Sachs & Co. and Deutsche Banc Alex. Brown Inc. (in such capacity, each an "Initial Purchaser"), portions of the Class J and portions of the Class K to Goldman, Sachs & Co. (in such capacity, an "Initial Purchaser") and portions of the Class J, portions of the Class K, Class L, Class M, Class N, Class O, Class P and Class Q Certificates to G3 Strategic Investments LP (in such capacity, an "Initial Purchaser") pursuant to two certificate purchase agreements, each dated the date hereof (the "Certificate Purchase Agreements"). The Purchaser intends to sell the Class R-I, Class R-II and Class R-III Certificates to Goldman, Sachs & Co. (in such capacity, an "Initial Purchaser"). The Class X-1, Class X-2, Class F, Class G, Class H, Class J, Class K, Class L, Class M, Class N, Class O, Class P, Class Q, Class R-I, Class R-II and Class R-III Certificates are collectively referred to as the "Non-Registered Certificates."

         Now, therefore, in consideration of the premises and the mutual agreements set forth herein, the parties agree as follows:

SECTION 1.        Agreement to Purchase.

         Subject to the terms and conditions hereof, the Seller agrees to sell, assign, transfer and otherwise convey to the Purchaser, and the Purchaser agrees to purchase, the Mortgage Loans. The purchase and sale of the Mortgage Loans shall take place on July 12, 2001 or such other date as shall be mutually acceptable to the parties hereto (the "Closing Date"). The "Cut-off Date" with respect to any Mortgage Loan is the Due Date for such Mortgage Loan in July 2001. As of the close of business on their respective Cut-off Dates (which Cut-off Dates may occur after the Closing Date), the Mortgage Loans will have an aggregate principal balance (the "Aggregate Cut-off Date Balance"), after application of all payments of principal due thereon on or before such date, whether or not received, of $139,164,607, subject to a variance of plus or minus 5%. The purchase price for the Mortgage Loans shall be calculated and paid pursuant to the Mortgage Loan Purchase Agreement dated March 29, 2001 between the Seller, as purchaser, and the Purchaser, as seller.

SECTION 2.        Conveyance of Mortgage Loans.

         (a) Effective as of the Closing Date, subject only to receipt by the Seller of the purchase price referred to in Section 1 hereof (exclusive of any applicable holdback for transaction expenses), the Seller does hereby sell, transfer, assign, set over and otherwise convey to the Purchaser, without recourse, all the right, title and interest of the Seller in and to the Mortgage Loans identified on the Mortgage Loan Schedule as of such date, including all interest and principal received or receivable by the Seller on or with respect to the Mortgage Loans after the Cut-off Date for each such Mortgage Loan, together with all of the Seller's right, title and interest in and to the proceeds of any related title, hazard, or other insurance policies and any escrow, reserve or other comparable accounts related to the Mortgage Loans. The Purchaser shall be entitled to (and, to the extent received by or on behalf of the Seller, the Seller shall deliver or cause to be delivered to or at the direction of the Purchaser) all scheduled payments of principal and interest due on the Mortgage Loans after the Cut-off Date for each such Mortgage Loan, and all other recoveries of principal and interest collected thereon after such Cut-off Date. All scheduled payments of principal and interest due thereon on or before the Cut-off Date for each Mortgage Loan and collected after such Cut-off Date shall belong to the Seller.

         (b) In connection with the Seller's assignment pursuant to subsection
(a) above, the Seller hereby agrees that, at least five (5) Business Days before the Closing Date, it shall have delivered to and deposited with the Trustee, the Mortgage File (as described on Exhibit B hereto) for each Mortgage Loan so assigned to the extent that such Mortgage File was delivered to the Seller by GMAC Commercial Mortgage Corporation. On the Closing Date, upon notification from the Seller that the purchase price referred to in Section 1 (exclusive of any applicable holdback for transaction expenses) has been received by the Seller, the Trustee shall be authorized to release to the Purchaser or its designee all of the Mortgage Files in the Trustee's possession relating to the Mortgage Loans.

         (c) All documents and records in the Seller's possession (or under its control) relating to the Mortgage Loans that are not required to be a part of a Mortgage File in accordance with Exhibit B (all such other documents and records as to any Mortgage Loan, including, without limitation, and if applicable, a copy of the Mortgage Note, a copy of the Mortgage, a copy of the

Security Agreement, property insurance information, property inspections, financial statements (subject to and in accordance with any applicable confidentiality agreements), escrow analysis, tax bills, appraisals, environmental reports, engineering reports, the asset summary, financial information on the borrower, sponsor and guarantor, a copy of letters of credit and a copy of environmental insurance policies, the "Servicing File"), together with all escrow payments, reserve funds and other comparable funds in the possession of the Seller (or under its control) with respect to the Mortgage Loans, shall (unless they are held by a sub-servicer that shall, as of the Closing Date, begin acting on behalf of the Master Servicer pursuant to a written agreement between such parties) be delivered by the Seller (or its agent) to the Purchaser (or its designee) no later than the Closing Date. If a sub-servicer shall, as of the Closing Date, begin acting on behalf of the Master Servicer with respect to any Mortgage Loan pursuant to a written agreement between such parties, the Seller shall deliver a copy of the related Servicing File to the Master Servicer.

     (d) The Seller's records will reflect the transfer of the Mortgage Loans to the Purchaser as a sale.

SECTION 3.        Examination of Mortgage Loan Files and Due Diligence Review.

         The Seller shall reasonably cooperate with any examination of the Mortgage Files and Servicing Files that may be undertaken by or on behalf of the Purchaser. The fact that the Purchaser has conducted or has failed to conduct any partial or complete examination of the Mortgage Files and/or Servicing Files shall not affect the Purchaser's right to pursue any remedy available in equity or at law for a breach of the Seller's representations, warranties and covenants set forth in or contemplated by Section 4.

SECTION 4.        Representations, Warranties and Covenants of the Seller.

     (a) Reserved.

     (b) The Seller, as of the date hereof, hereby represents and warrants to, and covenants with, the Purchaser that:

                  (i) The Seller is a corporation, duly organized, validly existing and in good standing under the laws of the State of Maryland, and is in compliance with the laws of each State to the extent necessary to perform its obligations under this Agreement.

                  (ii) The execution and delivery of this Agreement by the Seller, and the performance and compliance with the terms of this Agreement by the Seller, will not violate the Seller's organizational documents or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other instrument to which it is a party or which is applicable to it or any of its assets, in each case which materially and adversely affects the ability of the Seller to carry out the transactions contemplated by this Agreement.

                  (iii) The Seller has the full power and authority to enter into and consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement.

                  (iv) This Agreement, assuming due authorization, execution and delivery by the Purchaser, constitutes a valid, legal and binding obligation of the Seller, enforceable against the Seller in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally, (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law, and (C) public policy considerations underlying the securities laws, to the extent that such public policy considerations limit the enforceability of the provisions of this Agreement that purport to provide indemnification for securities laws liabilities.

                  (v) The Seller is not in violation of, and its execution and delivery of this Agreement and its performance and compliance with the terms of this Agreement will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in the Seller's good faith and reasonable judgment, is likely to affect materially and adversely either the ability of the Seller to perform its obligations under this Agreement or the financial condition of the Seller.

                  (vi) No litigation is pending with regard to which the Seller has received service of process or, to the best of the Seller's knowledge, threatened against the Seller the outcome of which, in the Seller's good faith and reasonable judgment, could reasonably be expected to prohibit the Seller from entering into this Agreement or materially and adversely affect the ability of the Seller to perform its obligations under this Agreement or the financial condition of the Seller.

                  (vii) The Seller has not dealt with any broker, investment banker, agent or other person, other than the Purchaser, the Underwriters, the Initial Purchasers and their respective affiliates, that may be entitled to any commission or compensation in connection with the sale of the Mortgage Loans by the Seller to the Purchaser or the consummation of any of the other transactions contemplated hereby.

                  (viii) No consent, approval, authorization or order of, registration or filing with, or notice to, any governmental authority or court is required, under federal or state law (including, with respect to any bulk sale laws), for the execution, delivery and performance of or compliance by the Seller with this Agreement, or the consummation by the Seller of any transaction contemplated hereby, other than (1) the filing or recording of financing statements, instruments of assignment and other similar documents necessary in connection with Seller's sale of the Mortgage Loans to the Purchaser,
         (2) such consents, approvals, authorizations, qualifications, registrations, filings or notices as have been obtained or made and (3) where the lack of such consent, approval, authorization, qualification, registration, filing or notice would not have a material adverse effect on the performance by the Seller under this Agreement.

     (c) Upon discovery by any of the parties hereto of a breach of any of the representations and warranties made pursuant to and set forth in subsection (b) above which materially and adversely affects the interests of the Purchaser, the party discovering such breach shall give prompt written notice to the other party hereto.

SECTION 5.        Representations, Warranties and Covenants of the Purchaser.

     (a) The Purchaser, as of the date hereof, hereby represents and warrants to, and covenants with, the Seller that:

                  (i) The Purchaser is a corporation duly organized, validly existing and in good standing under the laws of State of Delaware.

                  (ii) The execution and delivery of this Agreement by the Purchaser, and the performance and compliance with the terms of this Agreement by the Purchaser, will not violate the Purchaser's organizational documents or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other instrument to which it is a party or which is applicable to it or any of its assets, in each case which materially and adversely affects the ability of the Purchaser to carry out the transactions contemplated by this Agreement.

                  (iii) The Purchaser has the full power and authority to enter into and consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement.

                  (iv) This Agreement, assuming due authorization, execution and delivery by the Seller, constitutes a valid, legal and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally, (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law, and (C) public policy considerations underlying the securities laws, to the extent that such public policy considerations limit the enforceability of the provisions of this Agreement that purport to provide indemnification for securities laws liabilities.

                  (v) The Purchaser is not in violation of, and its execution and delivery of this Agreement and its performance and compliance with the terms of this Agreement will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in the Purchaser's good faith and reasonable judgment, is likely to affect materially and adversely either the ability of the Purchaser to perform its obligations under this Agreement or the financial condition of the Purchaser.

                  (vi) No litigation is pending or, to the best of the Purchaser's knowledge, threatened against the Purchaser which would prohibit the Purchaser from entering into this Agreement or, in the Purchaser's good faith and reasonable judgment, is likely to materially and adversely affect either the ability of the Purchaser to perform its obligations under this Agreement or the financial condition of the Purchaser.

                  (vii) The Purchaser has not dealt with any broker, investment banker, agent or other person, other than the Seller, the Underwriters, the Initial Purchasers and their respective affiliates, that may be entitled to any commission or compensation in connection with the sale of the Mortgage Loans or the consummation of any of the transactions contemplated hereby.

                  (viii) No consent, approval, authorization or order of, registration or filing with, or notice to, any governmental authority or court is required, under federal or state law, for the execution, delivery and performance of or compliance by the Purchaser with this Agreement, or the consummation by the Purchaser of any transaction contemplated hereby, other than (1) such consents, approvals, authorizations, qualifications, registrations, filings or notices as have been obtained or made and (2) where the lack of such consent, approval, authorization, qualification, registration, filing or notice would not have a material adverse effect on the performance by the Purchaser under this Agreement.

     (b) Upon discovery by any of the parties hereto of a breach of any of the representations and warranties set forth above which materially and adversely affects the interests of the Seller, the party discovering such breach shall give prompt written notice to the other party hereto.

SECTION 6.        Reserved.

SECTION 7.        Closing.

         The closing of the sale of the Mortgage Loans (the "Closing") shall be held at the offices of Mayer, Brown & Platt, 1675 Broadway, New York, New York 10019 at 10:00 a.m., New York City time, on the Closing Date.

         The Closing shall be subject to each of the following conditions:

                  (i) All of the representations and warranties of the Seller and the Purchaser specified herein shall be true and correct as of the Closing Date;

                  (ii) All documents specified in Section 8 (the "Closing Documents"), in such forms as are agreed upon and reasonably acceptable to the Purchaser, shall be duly executed and delivered by all signatories as required pursuant to the respective terms thereof;

                  (iii) The Seller shall have delivered and released to the Trustee, the Purchaser or the Purchaser's designee, as the case may be, all documents and funds required to be so delivered pursuant to Section 2;

                  (iv) All other terms and conditions of this Agreement required to be complied with on or before the Closing Date shall have been complied with, and the Seller shall have the ability to comply with all terms and conditions and perform all duties and obligations required to be complied with or performed after the Closing Date; and

                  (v) The Underwriting Agreement shall not have been terminated in accordance with its terms.

Both parties agree to use their best efforts to perform their respective obligations hereunder in a manner that will enable the Purchaser to purchase the Mortgage Loans on the Closing Date.

SECTION 8.        Closing Documents.

         The Closing Documents shall consist of the following:

                  (i) this Agreement duly executed and delivered by the Purchaser and the Seller;

                  (ii) an Officer's Certificate substantially in the form of Exhibit C-1 hereto, executed by the Secretary or an assistant secretary of the Seller, and dated the Closing Date, and upon which the Purchaser, each Underwriter and each Initial Purchaser may rely, attaching thereto as exhibits the organizational documents of the Seller;

                  (iii) a certificate of good standing regarding the Seller from the Secretary of State for the State of Maryland, dated not earlier than 30 days prior to the Closing Date;

                  (iv) a certificate of the Seller substantially in the form of Exhibit C-2 hereto, executed by an executive officer or authorized signatory of the Seller and dated the Closing Date, and upon which the Purchaser, each Underwriter and each Initial Purchaser may rely;

                  (v) a written opinion of counsel for the Seller, substantially in the form of Exhibit C-3 hereto and subject to such reasonable assumptions and qualifications as may be requested by counsel for the Seller and acceptable to counsel for the Purchaser, dated the Closing Date and addressed to the Purchaser, each Underwriter and each Initial Purchaser;

                  (vi) to the extent required by any of the Rating Agencies, a written opinion of counsel for the Purchaser regarding the characterization of the transfer of the Mortgage Loans to the Purchaser as a "true sale", subject to such reasonable assumptions and qualifications as may be requested by counsel for the Purchaser, dated the Closing Date and addressed to the Rating Agencies, the Purchaser, each Underwriter and the Trustee;

                  (vii) the Supplemental Agreement, dated as of the date hereof, between GMAC Commercial Mortgage Corporation ("GMACCM") and the Seller (the "Supplemental Agreement"), duly executed and delivered by GMACCM and the Seller; and

                  (viii) such further certificates, opinions and documents as the Purchaser may reasonably request.

SECTION 9.        Reserved.

SECTION 10.       Assignment of Supplemental Agreement.

         In connection with the transfer of the Mortgage Loans hereunder, the Seller hereby assigns to the Purchaser all of the Seller's right, title and interest in and to the Supplemental Agreement.

SECTION 11.       Notices.

         All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered to or mailed, by registered mail, postage prepaid, by overnight mail or courier service, or transmitted by facsimile and confirmed by a similar mailed writing, if to the Purchaser, addressed to GMAC Commercial Mortgage Securities, Inc. at 200 Witmer Road, Horsham, Pennsylvania 19044-8015,
Attention: Structured Finance Manager, facsimile no. (215) 328-1775, with a copy to the General Counsel, GMAC Commercial Mortgage Corporation, or such other address or facsimile number as may hereafter be furnished to the Seller in writing by the Purchaser; and if to the Seller, addressed to German American Capital Corporation, at 31 West 52nd Street, New York, New York 10019,
Attention: Gregory B. Hartch, facsimile no. (212) 469-4579, or to such other address or facsimile number as the Seller may designate in writing to the Purchaser.

SECTION 12.       Reserved.

SECTION 13.       Representations, Warranties and Agreements to Survive
                  Delivery.

         All representations, warranties and agreements contained in this Agreement, incorporated herein by reference or contained in the certificates of officers of the Seller submitted pursuant hereto, shall remain operative and in full force and effect and shall survive delivery of the Mortgage Loans by the Seller to the Purchaser or its designee.

SECTION 14.       Severability of Provisions.

         Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or unenforceable or is held to be void or unenforceable in any particular jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof.

SECTION 15.       Counterparts.

         This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

SECTION 16.       GOVERNING LAW.

         THIS AGREEMENT AND THE RIGHTS, DUTIES, OBLIGATIONS AND RESPONSIBILITIES OF THE PARTIES HERETO SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES EXCEPT THAT THE PARTIES HERETO INTEND THAT THE PROVISIONS OF
SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW SHALL APPLY TO THIS AGREEMENT.

SECTION 17.       Further Assurances.

         The Seller and the Purchaser agree to execute and deliver such instruments and take such further actions as the other party may, from time to time, reasonably request in order to effectuate the purposes and to carry out the terms of this Agreement.

SECTION 18.       Successors and Assigns.

         The rights and obligations of the Seller under this Agreement shall not be assigned by the Seller without the prior written consent of the Purchaser, except that any person into which the Seller may be merged or consolidated, or any corporation or other entity resulting from any merger, conversion or consolidation to which the Seller is a party, or any person succeeding to all or substantially all of the business of the Seller, shall be the successor to the Seller hereunder. The Purchaser has the right to assign its interest under this Agreement, in whole or in part, as may be required to effect the purposes of the Pooling and Servicing Agreement, and the assignee shall, to the extent of such assignment, succeed to the rights and obligations hereunder of the Purchaser. Subject to the foregoing, this Agreement shall bind and inure to the benefit of and be enforceable by the Seller and the Purchaser, and their permitted successors and assigns.

SECTION 19.       Amendments.

(a) No term or provision of this Agreement may be amended, waived, modified or in any way altered, unless such amendment, waiver, modification or alteration is in writing and signed by a duly authorized officer of the party against whom such amendment, waiver, modification or alteration is sought to be enforced.

                                                                 EXECUTION COPY


         IN WITNESS WHEREOF, the parties hereto have caused their names to be signed hereto by their respective duly authorized officers as of the date first above written.

                        GERMAN AMERICAN CAPITAL CORPORATION


                        By: \s\ Gregory B. Hartch
                            ---------------------
                               Name:    Gregory B. Hartch
                               Title:   Authorized Signatory



                        By: \s\ James M. Fitzpatrick
                            ------------------------
                               Name:    James M. Fitzpatrick
                               Title:   Vice President


                        GMAC COMMERCIAL MORTGAGE SECURITIES, INC.


                        By: \s\ David Lazarus
                            -----------------
                               Name:    David Lazarus
                               Title:   Vice President

Acknowledged and Agreed
with respect to Section 10:

                        GMAC COMMERCIAL MORTGAGE CORPORATION


                        By: \s\ David Lazarus
                            -----------------
                               Name:    David Lazarus
                               Title:   Vice President

                                    EXHIBIT A

                             MORTGAGE LOAN SCHEDULE


GMACCM - DEUTSCHE BANC REPURCHASE FACILITY


Loan Number                                Loan Name                                                             Address
-----------------------------------------------------------------------------------------------------------------------------------
30784               Lichtenstein Pennsylvania Office Portfolio
30784-A             Winchester Corporate Center                              3435 Winchester Road
30784-B             Winchester Plaza Corporate Center II                     1550 Pond Road
30784-C             Executive Park Center                                    2001 State Hill Road
-----------------------------------------------------------------------------------------------------------------------------------
30784-D             Hillside Corporate Center                                5001 Louise Drive
28368               Grapevine Mills                                          2501 and 3000 Grapevine Mills Parkway
-----------------------------------------------------------------------------------------------------------------------------------
29885               Demco Portfolio
29885-A             Demco 32                                                 46201 Five Mile Road
29885-B             Demco 36                                                 46247 Five Mile Road
29885-C             Demco 37                                                 46333 Five Mile Road
30783               Lichtenstein Florida Portfolio
-----------------------------------------------------------------------------------------------------------------------------------
30783-A             8539 Western Way                                         8539 Western Way
30783-B             6600-6660 Suemac Place                                   6600-6660 Suemac Place
30783-C             6800-6850 Suemac Place                                   6800-6850 Suemac Place
30783-D             8540 Bay Center Road                                     8540 Bay Center Road
30783-E             8011-8031 Phillips Highway                               8011-8031 Phillips Highway
-----------------------------------------------------------------------------------------------------------------------------------
30811               Lichtenstein Maryland Portfolio
30811-A             Citation Road Industrial Bldg.                           8801 Citation Road
30811-B             Beaver Court Industrial Building                         One Beaver Court
29410               Rose Garden Apartments                                   829 Greewood Avenue
30495               Park Pavilion Shopping Center                            2001 Coit Road
-----------------------------------------------------------------------------------------------------------------------------------
31563               1000 Lucas Way                                           514 Butler Road and 1000 Lucas Way
28644               Center Point Shopping Center                             1671-1691 Center Point Parkway
31988               Riverside Warehouse                                      5200 Coffee Drive
31163               The Highland Oaks Apartments                             1019 Friendship Lane
-----------------------------------------------------------------------------------------------------------------------------------
30314               Silas Deane Highway Portfolio
30314-A             1155 Silas Deane Highway                                 1155 Silas Deane Highway
30314-B             1177-1185 Silas Deane Highway                            1177-1185 Silas Deane Highway
30314-C             1151, 1199 & 1221 Silas Deane Highway                    1151, 1199 & 1221 Silas Deane Highway
-----------------------------------------------------------------------------------------------------------------------------------
30245               Fountainbleu Apartments                                  3325 East Texas Street
30139               Holiday Inn Express (Prescott)                           3454 Ranch Drive
31485               Casita Villa Apartments                                  6925 47th Avenue NE
31816               Penzel Apartments                                        87-89 South State Road
-----------------------------------------------------------------------------------------------------------------------------------
31046               Danville Apartments                                      2730 Townway Road
30113               Stimson Plaza Shopping Center                            16018-06052 Gale Avenue
31349               Rice Creek Plaza                                         2074-2160 Silver Lake Road
-----------------------------------------------------------------------------------------------------------------------------------
28919               Sharon Glyn Village Apartments                           914 Sharon Valley Road
30753               10 Beaverson Boulevard                                   10 Beaverson Boulevard

                                                                 INTEREST
                                                                   RATE                      ORIGINAL         CUT-OFF DATE
              CITY                     STATE        ZIP CODE       (%)       RATE TYPE      BALANCE ($)        BALANCE ($)
--------------------------------------------------------------------------------------------------------------------------------
South Whitehall Township         Pennsylvania      18104            7.67000    Fixed           33,000,000           32,879,923
South Whitehall Township         Pennsylvania      18104
Wyomissing                       Pennsylvania      19610
--------------------------------------------------------------------------------------------------------------------------------
Mechanicsburg                    Pennsylvania      17011
Grapevine                        Texas             76051            8.39000    Fixed           14,500,000           14,433,247
--------------------------------------------------------------------------------------------------------------------------------
                                                                    7.19000    Fixed           12,300,000           12,290,290
Plymouth Township                Michigan          48170
Plymouth Township                Michigan          48170
Plymouth Township                Michigan          48170
                                                                    7.68000    Fixed           11,500,000           11,485,953
--------------------------------------------------------------------------------------------------------------------------------
Jacksonville                     Florida           32256
Jacksonville                     Florida           32254
Jacksonville                     Florida           32254
Jacksonville                     Florida           32256
Jacksonville                     Florida           32256
--------------------------------------------------------------------------------------------------------------------------------
                                                                    7.75000    Fixed            8,550,000            8,515,049
Rossville                        Maryland          21221
Hunt Valley                      Maryland          21030
Brooklyn                         New York          11218            7.91000    Fixed            8,000,000            7,994,533
Plano                            Texas             75075            7.60000    Fixed            7,800,000            7,784,526
--------------------------------------------------------------------------------------------------------------------------------
Hampton                          Virginia          23666            7.30000    Fixed            7,600,000            7,583,832
Birmingham                       Alabama           35215            7.80000    Fixed            5,680,000            5,673,276
New Orleans                      Louisiana         70115            7.50000    Fixed            5,600,000            5,584,376
Fredericksburg                   Texas             78624            7.34000    Fixed            5,240,000            5,233,020
--------------------------------------------------------------------------------------------------------------------------------
                                                                    7.60000    Fixed            4,150,000            4,141,767
Wethersfield                     Connecticut       06109
Wethersfield                     Connecticut       06109
Wethersfield                     Connecticut       06109
--------------------------------------------------------------------------------------------------------------------------------
Bossier City                     Louisiana         71111            7.08000    Fixed            3,200,000            3,190,853
Prescott                         Arizona           86303            8.23000    Fixed            2,825,000            2,816,297
Marysville                       Washington        98270            7.33000    Fixed            1,820,000            1,816,096
Upper Darby Township             Pennsylvania      19082            7.65000    Fixed            1,660,000            1,658,581
--------------------------------------------------------------------------------------------------------------------------------
Danville                         Illinois          61832            7.40000    Fixed            1,520,000            1,514,999
Hacienda Heights                 California        91745            8.07000    Fixed            1,400,000            1,397,519
New Brighton                     Minnesota         55112            7.74500    Fixed            1,160,000            1,158,607
--------------------------------------------------------------------------------------------------------------------------------
Newark                           Ohio              43055            7.69000    Fixed            1,100,000            1,097,955
Brick                            New Jersey        08723            7.76000    Fixed              915,000              913,905
                                                                                                                139,164,606.73

     REMAINING                            ANTICIPATED
      TERM TO          MATURITY DATE       REPAYMENT        DAY PAYMENT        MONTHLY
  MATURITY (MOS.)         OR ARD             DATE               DUE            PAYMENT         ARD LOAN
-----------------------------------------------------------------------------------------------------------
        115              2/5/2011                                5                 234,594



-----------------------------------------------------------------------------------------------------------

         88              11/5/2008                               5                 110,364
-----------------------------------------------------------------------------------------------------------
        119              6/5/2011                                5                  83,408



        118              5/5/2011                                5                  81,832
-----------------------------------------------------------------------------------------------------------





-----------------------------------------------------------------------------------------------------------
        114              1/5/2011                                5                  61,253


        119              6/5/2011                                5                  58,200
        117              4/5/2011                                5                  55,074
-----------------------------------------------------------------------------------------------------------
        117              4/5/2011                                5                  52,103
        118              5/5/2011                                5                  40,889
        118              5/5/2011                                5                  43,373
        118              5/5/2011                                5                  36,066
-----------------------------------------------------------------------------------------------------------
        117              4/5/2011                                5                  29,302



-----------------------------------------------------------------------------------------------------------
        116              3/5/2011                                5                  21,462
        118              5/1/2011                                1                  24,035
        118              5/5/2011                                5                  13,249
        119              6/5/2011                                5                  12,001
-----------------------------------------------------------------------------------------------------------
        117              4/5/2011                                5                  11,134
        117              4/5/2011                                5                  10,341
        118              5/5/2011                                5                   8,306
-----------------------------------------------------------------------------------------------------------
        141              4/5/2013                                5                   7,805
        118              5/5/2011                                5                   6,562

                                                                    BROKER        ADDITIONAL
    CREDIT LEASE                                                     STRIP         SERVICING        CROSSED
        LOAN                    PREPAYMENT PROVISION                 LOAN          FEE LOAN          LOAN
----------------------------------------------------------------------------------------------------------------
                     Lockout/29_Defeasance/89_0%/2                                                  Group A



----------------------------------------------------------------------------------------------------------------

                     Lockout/32_Defeasance/60_0%/4
----------------------------------------------------------------------------------------------------------------
                     Lockout/25_Defeasence/91_0%/4



                     Lockout/26_Defeasance/92_0%/2                                                  Group A
----------------------------------------------------------------------------------------------------------------





----------------------------------------------------------------------------------------------------------------
                     Lockout/30_Defeasance/88_0%/2                                                  Group A


                     Lockout/25_Defeasance/93_0%/2
                     Lockout/27_Defeasance/91_0%/2
----------------------------------------------------------------------------------------------------------------
                     Lockout/27_Defeasance/89_0%/4
                     Lockout/26_Defeasance/91_0%/3
                     Lockout/26_Defeasance/92_0%/2
                     Lockout/26_Defeasance/92_0%/2
----------------------------------------------------------------------------------------------------------------
                     Lockout/27_Defeasance/91_0%/2



----------------------------------------------------------------------------------------------------------------
                     Lockout/28_Defeasance/90_0%/2
                     Lockout/47_Defeasance/69_0%/4
                     Lockout/26_Defeasance/92_0%/2
                     Lockout/25_Defeasance/93_0%/2
----------------------------------------------------------------------------------------------------------------
                     Lockout/27_Defeasance/91_0%/2
                     Lockout/27_Defeasance/91_0%/2
                     Lockout/26_Defeasance/92_0%/2
----------------------------------------------------------------------------------------------------------------
                     Lockout/27_Defeasance/113_0%/4
                     Lockout/26_Defeasance/90_0%/4

     ENVIRONMENTAL
       INSURANCE            LETTER OF                                               SERVICING
          LOAN               CREDIT                     LEASEHOLD                  FEE RATE (%)
--------------------------------------------------------------------------------------------------
                                                                                     0.12774



--------------------------------------------------------------------------------------------------

                                              Both Fee Simple and Leasehold          0.12774
--------------------------------------------------------------------------------------------------
                               Yes                                                   0.12774



                                                                                     0.12774
--------------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------------------------
                                                                                     0.12774


                                                                                     0.12774
          Yes                                                                        0.12774
--------------------------------------------------------------------------------------------------
          Yes                                                                        0.12774
                                                        Leasehold                    0.12774
                                                        Leasehold                    0.12774
                               Yes                                                   0.12774
--------------------------------------------------------------------------------------------------
                                                                                     0.12774



--------------------------------------------------------------------------------------------------
                                                                                     0.12774
                                                                                     0.12774
                                                                                     0.12774
                                                                                     0.12774
--------------------------------------------------------------------------------------------------
                                                                                     0.12774
                                                                                     0.12774
                                                                                     0.12774
--------------------------------------------------------------------------------------------------
                                                                                     0.12774
                                                                                     0.12774

                                    EXHIBIT B

                                THE MORTGAGE FILE

         The "Mortgage File" for any Mortgage Loan shall collectively consist of the following documents:

         i. the original Mortgage Note, endorsed by the most recent endorsee prior to the Trustee or, if none, by the originator, without recourse, either in blank or to the order of the Trustee in the following form: "Pay to the order of LaSalle Bank National Association, as trustee for the registered holders of GMAC Commercial Mortgage Securities, Inc., Mortgage Pass-Through Certificates, Series 2001-C2, without recourse";

         ii. the original or a copy of the Mortgage and, if applicable, the originals or copies of any intervening assignments thereof showing a complete chain of assignment from the originator of the Mortgage Loan to the most recent assignee of record thereof prior to the Trustee, if any, in each case with evidence of recording indicated thereon or, if any such original Mortgage or assignment has not been returned from the applicable public recording office, a copy thereof certified by GMAC Commercial Mortgage Corporation ("GMACCM") to be a true and complete copy of the original thereof submitted or, in the case of assignments to GMACCM, to be submitted for recording;

         iii. an original assignment of the Mortgage, in recordable form, executed by the most recent assignee of record thereof prior to the Trustee or, if none, by the originator, either in blank or in favor of the Trustee (in such capacity);

         iv. the original or a copy of any related Assignment of Leases (if such item is a document separate from the Mortgage) and, if applicable, the originals or copies of any intervening assignments thereof showing a complete chain of assignment from the originator of the Mortgage Loan to the most recent assignee of record thereof prior to the Trustee, if any, in each case with evidence of recording thereon;

         v. an original assignment of any related Assignment of Leases (if such item is a document separate from the Mortgage), in recordable form, executed by the most recent assignee of record thereof prior to the Trustee or, if none, by the originator, either in blank or in favor of the Trustee (in such capacity), which assignment may be included as part of the corresponding assignment of Mortgage referred to in clause
                  (iii) above;

         vi. an original or copy of any related Security Agreement (if such item is a document separate from the Mortgage) and, if applicable, the originals or copies of any intervening assignments thereof showing a complete chain of assignment from the originator of the Mortgage Loan to the most recent assignee of record thereof prior to the Trustee, if any;

         vii. an original assignment of any related Security Agreement (if such item is a document separate from the Mortgage) executed by the most recent assignee of record thereof prior to the Trustee or, if none, by the originator, either in blank or in favor of the Trustee (in such capacity), which assignment may be included as part of the corresponding assignment of the Mortgage referred to in clause (iii) above;

         viii. originals or copies of all assumption, modification, written assurance and substitution agreements, with evidence of recording thereon if appropriate, in those instances where the terms or provisions of the Mortgage, Mortgage Note or any related security document have been modified or the Mortgage Loan has been assumed;

         ix. the original or a copy of the lender's title insurance policy, together with all endorsements or riders (or copies thereof) that were issued with or subsequent to the issuance of such policy, insuring the priority of the Mortgage as a first lien on the Mortgaged Property or, with respect to each Mortgage Loan as to which a title insurance policy has not yet been issued, a lender's title insurance commitment with a letter from the issuer of the policy stating (or a lender's title insurance policy commitment marked to show changes) that all conditions to the issuance of the policy have been satisfied;

         x. the original or a copy of any guaranty of the obligations of the Mortgagor under the Mortgage Loan together with (A) if applicable, the original or copies of any intervening assignments of such guaranty showing a complete chain of assignment from the originator of the Mortgage Loan to the most recent assignee thereof prior to the Trustee, if any, and
                  (B) an original assignment of such guaranty executed by the most recent assignee thereof prior to the Trustee or, if none, by the originator;

         xi. (A) file or certified copies of any UCC financing statements and continuation statements which were filed in order to perfect (and maintain the perfection of) any security interest held by the originator of the Mortgage Loan (and each assignee of record prior to the Trustee) in and to the personalty of the mortgagor at the Mortgaged Property (in each case with evidence of filing thereon) and which were in the possession of the Seller (or its agent) at the time the Mortgage Files were delivered to the Trustee and (B) if any such security interest is perfected and the earlier UCC financing statements and continuation statements were in the possession of the Seller, a UCC financing statement executed by the most recent assignee of record prior to the Trustee or, if none, by the originator, evidencing the transfer of such security interest, either in blank or in favor of the Trustee;

         xii. the original or a copy of the power of attorney (with evidence of recording thereon, if appropriate) granted by the Mortgagor if the Mortgage, Mortgage Note or other document or instrument referred to above was not signed by the Mortgagor;

         xiii.    the related Ground Lease or a copy thereof, if any;

         xiv. if the Mortgage Loan is a Credit Lease Loan, an original of the credit lease enhancement insurance policy, if any, obtained with respect to such Mortgage Loan and an original of the residual value insurance policy, if any, obtained with respect to such Mortgage Loan;

         xv. the original or a copy of any lockbox agreement or deposit account or similar agreement;

         xvi.     a copy or an original of any environmental insurance policies;

         xvii. the original or a copy of any intercreditor agreement with respect to the Mortgage Loan;

         xviii.   the original or a copy of any letter of credit; and

         xix. any additional documents required to be added to the Mortgage File pursuant to this Agreement;

provided that, whenever the term "Mortgage File" is used to refer to documents actually received by the Purchaser or the Trustee, such term shall not be deemed to include such documents and instruments required to be included therein unless they are actually so received. The original assignments referred to in clauses
(iii), (v), (vii) and (x)(B), may be in the form of one or more instruments in recordable form in any applicable filing offices.

                                   EXHIBIT C-1

                 FORM OF CERTIFICATE OF AN OFFICER OF THE SELLER

  Certificate of Officer of German American Capital Corporation (the "Seller")


         I, __________________________ , a __________________________of the
Seller, hereby certify as follows:

         The Seller is a corporation duly organized and validly existing under the laws of the State of Maryland.

         Attached hereto as Exhibit I are true and correct copies of the organizational documents of the Seller which organizational documents are on the date hereof, and have been at all times, in full force and effect.

         To the best of my knowledge, no proceedings looking toward liquidation or dissolution of the Seller are pending or contemplated.

         Each person listed below is and has been the duly elected and qualified officer or authorized signatory of the Seller and his genuine signature is set forth opposite his name:

         NAME                 OFFICE                 SIGNATURE




         Each person listed above who signed, either manually or by facsimile signature, the Supplemental Agreement, dated July 6, 2001 (the "Supplemental Agreement") between GMAC Commercial Mortgage Corporation and the Seller, and/or the Mortgage Loan Purchase Agreement, dated July 6, 2001 (the "Mortgage Loan Purchase Agreement"), between the Seller and GMAC Commercial Mortgage Securities, Inc. providing for the purchase by GMAC Commercial Mortgage Securities, Inc. from the Seller of the Mortgage Loans, was, at the respective times of such signing and delivery, duly authorized or appointed to execute such documents in such capacity, and the signatures of such persons or facsimiles thereof appearing on such documents are their genuine signatures.

         Capitalized terms not otherwise defined herein have the meanings assigned to them in the Mortgage Loan Purchase Agreement.



                                     C-1-1

         IN WITNESS WHEREOF, the undersigned has executed this certificate as of July 6, 2001.



                                     By: ______________________________________
                                         Name:
                                         Title:

I, [name], [title], hereby certify that ______________________ is a duly elected or appointed, as the case may be, qualified and acting that ______________________ of the Seller and that the signature appearing above is his or her genuine signature.

         IN WITNESS WHEREOF, the undersigned has executed this certificate as of July 6, 2001.



                                      By: _____________________________________
                                             Name:
                                             Title:


                                     C-1-2

                                   EXHIBIT C-2

                        FORM OF CERTIFICATE OF THE SELLER

               Certificate of German American Capital Corporation

         In connection with the execution and delivery by German American Capital Corporation (the "Seller") of, and the consummation of the transaction contemplated by, that certain Mortgage Loan Purchase Agreement, dated as of July 6, 2001 (the "Mortgage Loan Purchase Agreement"), between GMAC Commercial Mortgage Securities, Inc. and the Seller, the Seller hereby certifies that (i) the representations and warranties of the Seller in the Mortgage Loan Purchase Agreement are true and correct in all material respects at and as of the date hereof with the same effect as if made on the date hereof, and (ii) the Seller has, in all material respects, complied with all the agreements and satisfied all the conditions on its part set forth in the Mortgage Loan Purchase Agreement to be performed or satisfied at or prior to the date hereof. Capitalized terms not otherwise defined herein have the meanings assigned to them in the Mortgage Loan Purchase Agreement.

         Certified this day of July, 2001.

                                          GERMAN AMERICAN CAPITAL CORPORATION


                                          By: _________________________________
                                                 Name:
                                                 Title:



                                     C-2-1

                                   EXHIBIT C-3

                    FORM OF OPINION OF COUNSEL TO THE SELLER

         July 12, 2001

         GMAC Commercial Mortgage Corporation

         GMAC Commercial Mortgage Securities, Inc.

         Goldman, Sachs & Co.

         Deutsche Banc Alex. Brown Inc.

         Fitch, Inc.

         Standard & Poor's Ratings Services

         LaSalle Bank National Association

                  Re: GMAC Commercial Mortgage Securities, Inc., Mortgage Pass-Through Certificates, Series 2001-C2

Ladies and Gentlemen:

         I am Counsel to German American Capital Corporation (the "Seller"). In that capacity, I am familiar with the issuance of certain Mortgage Pass-Through Certificates, Series 2001-C2 (the "Certificates"), evidencing undivided interests in a trust fund (the "Trust Fund") consisting primarily of certain mortgage loans (the "Mortgage Loans"), pursuant to a Pooling and Servicing Agreement, dated as of July 1, 2001 (the "Pooling and Servicing Agreement"), among GMAC Commercial Mortgage Securities, Inc. as depositor (the "Depositor"), GMAC Commercial Mortgage Corporation ("GMACCM") as master servicer and special servicer and LaSalle Bank National Association, as trustee (the "Trustee"), and ABN AMRO Bank N.V., as fiscal agent.

         Certain of the Mortgage Loans were purchased by the Depositor from the Seller, pursuant to, and for the consideration described in, the Mortgage Loan Purchase Agreement, dated as of July 6, 2001 (the "Mortgage Loan Purchase Agreement"), between the Seller and the Depositor. In connection with the transactions described above, the Seller and GMACCM have entered into a Supplemental Agreement, dated as of July 6, 2001 (the "Supplemental Agreement"), in order to facilitate such transactions and in contemplation of the assignment by the Seller to the Depositor of all of its right, title and interest in and to the Supplemental Agreement. The Mortgage Loan Purchase Agreement and the Supplemental Agreement are referred to herein as the "Agreements." Capitalized terms not defined herein have the meanings set forth in the Agreement. This opinion is rendered pursuant to Section 8(v) of the Agreement.

         In connection with rendering this opinion letter, I have examined or have caused persons under my supervision to examine the Agreements and such other records and other documents as I have deemed necessary. I have further assumed that there is not and will not be any other

                                     C-3-1
agreement that materially supplements or otherwise modifies the agreements expressed in the Agreements. As to matters of fact, I have examined and relied upon representations of parties contained in the Agreements and, where I have deemed appropriate, representations and certifications of officers of GMACCM, the Depositor, the Seller, the Trustee, other transaction participants or public officials. I have assumed the authenticity of all documents submitted to me as originals, the genuineness of all signatures other than officers of the Seller and the conformity to the originals of all documents submitted to me as copies. I have assumed that all parties, except for the Seller, had the corporate power and authority to enter into and perform all obligations thereunder. As to such parties, I also have assumed the due authorization by all requisite corporate action, the due execution and delivery and the enforceability of such documents. I have further assumed the conformity of the Mortgage Loans and related documents to the requirements of the Agreements.

         In rendering this opinion letter, I do not express any opinion concerning any law other than the law of the State of New York and the federal law of the United States, and I do not express any opinion concerning the application of the "doing business" laws or the securities laws of any jurisdiction other than the federal securities laws of the United States. To the extent that any of the matters upon which I am opining herein are governed by laws ("Other Laws") other than the laws identified in the preceding sentence, I have assumed with your permission and without independent verification or investigation as to the reasonableness of such assumption, that such Other Laws and judicial interpretation thereof do not vary in any respect material to this opinion from the corresponding laws of the State of New York and judicial interpretations thereof. I do not express any opinion on any issue not expressly addressed below.

         Based upon the foregoing, I am of the opinion that:

     1. The Seller is duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Maryland and has the requisite corporate power and authority to enter into and perform its obligations under the Agreements.

     2. The Agreements have been duly and validly authorized, executed and delivered by the Seller and, upon due authorization, execution and delivery by the other parties thereto, will constitute the valid, legal and binding agreements of the Seller enforceable against the Seller in accordance with their terms, except as enforceability may be limited by (i) bankruptcy, insolvency, liquidation, receivership, moratorium, reorganization or other similar laws affecting the rights of creditors, (ii) general principles of equity, whether enforcement is sought in a proceeding in equity or at law, and (iii) public policy considerations underlying the securities laws, to the extent that such public policy considerations limit the enforceability of the provisions of the Agreements which purport or are construed to provide indemnification with respect to securities law violations.

     3. No consent, approval, authorization or order of a State of New York or federal court or governmental agency or body is required for the consummation by the Seller of the transactions contemplated by the terms of the Agreements, except for those consents, approvals, authorizations or orders which previously have been obtained.


                                     C-3-2

     4. Neither the consummation of any of the transactions contemplated by, nor the fulfillment by the Seller of any other of the terms of, the Agreements, will result in a material breach of any term or provision of the charter or bylaws of the Seller or any State of New York or federal statute or regulation or conflict with or result in a material breach or violation of any order or regulation of any State of New York or federal court, regulatory body, administrative agency or governmental body having jurisdiction over the Seller.

         This opinion letter is rendered for the sole benefit of each addressee hereof, and no other person or entity is entitled to rely hereon without my prior written consent. Copies of this opinion letter may not be furnished to any other person or entity, nor may any portion of this opinion letter be quoted, circulated or referred to in any other document without my prior written consent.

                                Very truly yours,